SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  January 30, 2002


             Atlantic Coast Airlines Holdings, Inc.
       (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification
                 of                         No.)
            Incorporation)


     45200 Business Court, Dulles, VA               20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:  (703)650-6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

Atlantic Coast Airlines Holdings, Inc. (ACA) (NASDAQ/NM: ACAI) Chairman and Chief Executive Officer Kerry Skeen and Executive Vice President and Chief Financial Officer Richard Surratt will make a presentation to investors and financial analysts during the Raymond James & Associates Growth Airline Conference being held in New York. The ACA presentation is scheduled to take place Thursday, January 31, 2002, at approximately 11:00am Eastern Standard Time.

A live audio-only webcast of the conference is being presented by
the  sponsors.   It will be accessible through the following  web
address:

http://customer.nvglb.com/RaymondJames/Airline/

Please note that all listeners must register at the above website before gaining access. It is advised that you visit the site at least 15 minutes prior to the live presentation. A recording of the ACA presentation will also be available at that same address for at least 30 days following the conference.

The slides that will accompany the ACA presentation will be available as a PowerPoint file in the "For Investors" section of the Atlantic Coast corporate website:

www.atlanticcoast.com

The presentation included on the Company's website as described above contains forward-looking information. A number of risks and uncertainties exist which could cause actual results to differ materially from these projected results. Such factors include, among others: the costs and other effects of enhanced security measures and other possible FAA orders; changes in levels of service agreed by the company with its code share partners due to market conditions; the ability of said partners to manage their operations and cash flow; the ability and willingness of said partners to continue to deploy the company's aircraft and to utilize and pay for scheduled service at agreed rates; increased cost and reduced availability of insurance; changes in existing service; final calculation and auditing of government compensation; unexpected costs or delays in the implementation of new service; adverse weather conditions; ability to hire and retain employees; ability to obtain favorable financing terms for new aircraft; ability to successfully retire turboprop aircraft; or flight reallocations and potential service disruptions due to labor actions by employees of Delta Air Lines or United Airlines. The Company undertakes no obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information or future circumstances.

On January 23, 2002 Atlantic Coast Airlines issued the following press release attached hereto as Exhibit 99.






                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.




Date:  January 30, 2002       By:  /S/ David Asai
                              Vice President and Chief
                              Accounting Officer